Exhibit 99.1
                                                                                  News News  Release

LML REPORTS INCREASED REVENUE AND PROFITABLE RESULTS FOR BOTH THE THIRD QUARTER AND NINE MONTH PERIOD OF FISCAL 2011

Quarter Revenue Increases 133%
Nine Month Revenue Increases 96%

VANCOUVER, BC, February 10, 2011 — LML PAYMENT SYSTEMS INC. (“LML”) (NASDAQ: LMLP), a leading technology provider of financial payment solutions for e-commerce and traditional businesses, reports results for its third quarter and nine month period ended December 31, 2010.

Revenue for the third quarter ended December 31, 2010 was $11,060,000, an increase of 133% over the $4,743,000 in revenue for the third quarter ended December 31, 2009.  GAAP net income for the quarter was $2,119,000, or $0.08 per share, compared to a GAAP net loss of $396,000, or $(0.02) per share, for the third quarter ended December 31, 2009, an improvement of $2,515,000 or $0.10 per share.  Cash provided by operating activities was $4,420,000 compared to $75,000 last year.

Non-GAAP net income was $2,679,000, or $0.10 per share, compared to $87,000, or $0.00 per share, for the third quarter last year.  Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-cash items.  A reconciliation of GAAP to non-GAAP financial measures is attached.

Revenue for the nine month period ended December 31, 2010 was $22,010,000, an increase of 96% from revenue of $11,230,000 for the nine month period ended December 31, 2009.  GAAP net income for the same period was $3,019,000 or $0.11 per share, compared to GAAP net income of $59,000 or $0.00 per share, for the same period during fiscal 2009, an improvement of $2,960,000 or $0.11 per share.

Non-GAAP net income for the nine month period ended December 31, 2010 was $4,587,000, or $0.16 per share, compared to $1,449,000, or $0.05 per share, for the same period last year.

“We are pleased to announce these results for the third quarter and first nine month period of our fiscal year.  All three of our business segments reported increased revenue and profitable results.  Our Transaction Payment Processing segment continued to grow impressively at 30%.  Our check business increased revenue by 22% and our Intellectual Property segment grew revenue by 350% during the last quarter.  We are encouraged by these results and the impact of aligning our business segments; our products and services; and our customers’ needs, as an increasing number of payments transition to electronic forms and are increasingly conducted over the Internet,” said Patrick H. Gaines, Chief Executive Officer.

Q3 Highlights

•	Overall revenue increased 133%
•	Transaction Payment Processing segment adds 406 new merchants and increases revenue by 30%
•	Intellectual Property segment settles litigation and licenses 5 defendants from Eastern District of Texas case
•	Net income of $2,119,000 compared to a net loss of $396,000 last year
•	Cash provided by operating activities of $4,420,000 compared to $75,000 last year
•	EPS increased to $0.08

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9 Month Highlights

•	Overall revenue increased 96%
•	Transaction Payment Processing segment revenue increased 30%
•	Intellectual Property segment settles litigation with 8 defendants in Eastern District of Texas case
•	Net income of $3,019,000 compared to $59,000 last year
•	Cash provided by operating activities of $6,612,000 compared to $175,000 last year
•	EPS increased to $0.11

Conference Call
Management will host a conference call tomorrow, February 11, 2011 at 1:30pm Pacific Time (4:30 pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 1-800-916-9263.  International callers please dial 1-212-231-2907.

If you are unable to join the call, an audio recording of the call will be available on our website at www.lmlpayment.com.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its Canadian subsidiary Beanstream Internet Commerce Inc., and its U.S. subsidiaries Beanstream Internet Commerce Corp. and LML Payment Systems Corp., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses. We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40,220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems. For more information about the Corporation please visit our interactive website at www.lmlpayment.com or email info@lmlpayment.com.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and the FASB authoritative guidance regarding share-based payment, depreciation and amortization expense, and certain non-cash items. A reconciliation of adjustments of non-GAAP to GAAP results for the third quarter and nine month period and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  The Corporation believes the non-GAAP financial measures provide investors with similar measurement tools as its management uses to evaluate performance. Specifically, the Corporation’s management utilizes and relies upon certain financial reports which consist of an operating performance indicator without certain non-cash items such as amortization and depreciation and stock-based compensation to evaluate the Corporation’s operational performance as it pertains to generating cash, measuring budget expectations and achieving performance milestones. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

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Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
(In U.S. Dollars, except share data)
(Unaudited)

	Three Months Ended December 31		Nine months Ended December 31

	2010	2009	2010	2009

REVENUE	$11,060,030	$4,742,568	$22,010,200	$11,229,773
COST OF REVENUE (includes stock-based compensation (“s.b.c.”) expense of $18,773 for three months ended December 31, 2010 (2009 - $37,464) and $101,460 for nine months ended December 31, 2010 (2009 - $113,579))	5,017,906	2,329,810	10,758,827	5,670,576
GROSS PROFIT (excludes amortization and depreciation expense)	6,042,124	2,412,758	11,251,373	5,559,197

OPERATING EXPENSES
General and administrative (includes s.b.c. expense of $211,254 for three months ended December 31, 2010 (2009 - $243,028) and $691,751 for nine months ended December 31, 2010 (2009- $781,386))	1,179,386	1,059,165	3,346,474	3,083,629
Sales and marketing (includes s.b.c. expense of $16,779 for three months ended December 31, 2010 (2009 - $765) and $32,589 for nine months ended December 31, 2010 (2009 - $2,277))	191,754	103,481	453,177	296,084
Product development and enhancement (includes s.b.c. expense of $14,891 for three months ended December 31, 2010 (2009 - $12,233) and $46,165 for nine months ended December 31, 2010 (2009 - $36,434))	137,311	122,759	410,888	342,585
Amortization of property and equipment	30,514	34,702	97,847	99,748
Amortization of intangible assets	165,644	165,644	496,932	497,182
Gain on sale of assets	-	-	-	(3,830)

INCOME BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	4,337,515	927,007	6,446,055	1,243,799

Foreign exchange (loss) gain	(102,369)	10,928	(101,298)	135,296
Other expenses	(626)	-	(5,464)	(50,641)
Interest income	16,873	4,285	29,170	20,549
Interest expense	-	(846)	-	(47,676)

INCOME BEFORE INCOME TAXES	4,251,393	941,374	6,368,463	1,301,327
Income tax expense (recovery)
Current	1,281,285	(324,275)	983,532	(323,647)
Future	850,875	1,661,740	2,366,354	1,565,586
	2,132,160	1,337,465	3,349,886	1,241,939

NET INCOME (LOSS)	2,119,233	(396,091)	3,018,577	59,388

DEFICIT, beginning of period	(27,977,938)	(28,295,977)	(28,877,282)	(28,751,456)

DEFICIT, end of period	$(25,858,705)	$(28,692,068)	$(25,858,705)	$(28,692,068)

EARNINGS (LOSS) PER SHARE, basic	$0.08	$(0.02)	$0.11	$-

EARNINGS (LOSS) PER SHARE, diluted	$0.08	$(0.02)	$0.11	$-

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	27,253,886	27,116,408	27,252,620	27,116,408
Diluted	28,285,669	27,252,792	27,707,532	27,150,430

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LML PAYMENT SYSTEMS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In U.S. Dollars)
(Unaudited)

	Three Months Ended December 31		Nine Months Ended December 31

	2010	2009	2010	2009

GAAP Net Income (Loss)	$2,119,233	$(396,091)	$3,018,577	$59,388

Add stock-based compensation	261,697	293,490	871,965	931,676
Add amortization of property and equipment	30,514	34,702	97,847	99,748
Add amortization of intangible assets	165,644	165,644	496,932	497,182
Add foreign exchange loss (gain)	102,369	(10,928)	101,298	(135,296)
Less gain on sale of capital assets	-	-	-	(3,830)

Non-GAAP Net Income	$2,679,457	$86,817	$4,586,619	$1,448,868

GAAP Earnings (Loss) Per Share, basic	$0.08	$(0.02)	$0.11	$-

Add stock-based compensation	0.01	0.01	0.03	0.03
Add amortization of property and equipment	0.00	0.00	0.00	0.00
Add amortization of intangible assets	0.01	0.01	0.02	0.02
Add foreign exchange loss (gain)	0.00	(0.00)	0.00	(0.00)
Less gain on sale of capital assets	-	-	-	(0.00)

Non-GAAP Earnings Per Share, basic	$0.10	$-	$0.16	$0.05

GAAP Earnings (Loss) Per Share, diluted	$0.08	$(0.02)	$0.11	$-

Add stock-based compensation	0.01	0.01	0.03	0.03
Add amortization of property and equipment	0.00	0.00	0.00	0.00
Add amortization of intangible assets	0.01	0.01	0.02	0.02
Add foreign exchange loss (gain)	0.00	(0.00)	0.00	(0.00)
Less gain on sale of capital assets	-	-	-	(0.00)

Non-GAAP Earnings Per Share, diluted	$0.10	$-	$0.16	$0.05

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars, except as noted below)
(Unaudited)

	December 31, 2010	March 31, 2010
ASSETS
Current Assets
Cash and cash equivalents	$11,779,289	$5,069,763
Funds held for merchants	8,175,053	5,804,752
Restricted cash	175,000	175,000
Accounts receivable, less allowances of $31,339 and $31,463, respectively	1,141,865	799,584
Corporate taxes receivable	1,632,383	1,072,930
Prepaid expenses	276,114	416,507
Current portion of future income tax assets	527,824	1,280,860
Total current assets	23,707,528	14,619,396

Property and equipment, net	166,288	219,580
Patents, net	329,734	455,304
Restricted cash	258,556	255,247
Future income tax assets	817,480	2,406,473
Other assets	20,822	20,641
Goodwill	17,874,202	17,874,202
Other intangible assets, net	4,338,975	4,710,337

TOTAL ASSETS	$47,513,585	$40,561,180

LIABILITIES
Current Liabilities
Accounts payable	$1,309,644	$836,274
Accrued liabilities	849,814	1,040,443
Corporate taxes payable	1,076,558	-
Funds due to merchants	8,175,053	5,804,752
Current portion of obligations under capital lease	2,460	11,195
Current portion of deferred revenue	1,314,733	1,325,983
Total current liabilities	12,728,262	9,018,647

Obligations under capital lease	9,225	9,840

Deferred revenue	1,274,961	2,155,162

TOTAL LIABILITIES	14,012,448	11,183,649
Commitments and Contingencies
SHAREHOLDERS' EQUITY
Capital Stock
Class A, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Class B, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Common shares, no par value, 100,000,000 shares authorized, 27,293,984 and 27,241,408 issued and outstanding, respectively	50,284,080	50,152,385

Contributed surplus	8,784,979	7,952,343
Deficit	(25,858,705)	(28,877,282)
Accumulated other comprehensive income	290,783	150,085
Total shareholders' equity	33,501,137	29,377,531

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$47,513,585	$40,561,180

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Three Months Ended December 31		Nine months Ended December 31

	2010	2009	2010	2009

Operating Activities:
Net income (loss)	$2,119,233	$(396,091)	$3,018,577	$59,388
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Provision for losses on accounts receivable	-	-	-	5,705
Amortization of property and equipment	30,514	34,702	97,847	99,748
Amortization of intangible assets	165,644	165,644	496,932	497,182
Gain on sale of assets	-	-	-	(3,830)
Stock-based compensation	261,697	293,490	871,965	931,676
Stock-based compensation – future income taxes	24,325	-	24,325	-
Future income taxes	826,550	1,661,740	2,342,029	1,565,586
Foreign exchange gain	(730)	(52,253)	(2,226)	(331,716)

Changes in non-cash operating working capital
Funds held in trust	361,684	(718,093)	-	(718,093)
Restricted cash	-	(100,000)	-	(100,000)
Accounts receivable	(196,246)	(145,436)	(319,316)	71,714
Corporate taxes receivable	(69,898)	(432,147)	(496,025)	(582,863)
Prepaid expenses	152,522	152,228	142,697	3,202
Accounts payable and accrued liabilities	9,061	(4,503)	252,771	(70,949)
Corporate taxes payable	1,076,558	(6,991)	1,076,558	(327,673)
Deferred revenue	(341,216)	(377,545)	(893,994)	(923,947)
Net cash provided by operating activities	4,419,698	74,745	6,612,140	175,130

Investing Activities:
Acquisition of property and equipment	(14,717)	(75,497)	(44,998)	(90,017)
Proceeds from disposal of property and equipment	-	-	-	3,830
Net cash used in investing activities	(14,717)	(75,497)	(44,998)	(86,187)

Financing Activities:
Payments on capital leases	-	(39,552)	(9,202)	(140,882)
Payment on promissory notes	-	-	-	(2,321,460)
Proceeds from exercise of stock options	68,040	-	68,040	-
Net cash provided by (used in) financing activities	68,040	(39,552)	58,838	(2,462,342)

Effects of foreign exchange rate changes on cash and cash equivalents	84,236	16,457	83,546	214,356

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,557,257	(23,847)	6,709,526	(2,159,043)

Cash and cash equivalents, beginning of period	7,222,032	4,003,334	5,069,763	6,138,530

Cash and cash equivalents, end of period	$11,779,289	$3,979,487	$11,779,289	$3,979,487

Supplemental disclosure of cash flow information
Interest paid	$-	$846	$-	$47,939
Taxes paid	$137,000	$-	$137,000	$435,138

CONTACTS:

Patrick H. Gaines                                           Investor Relations
Chairman and CEO                                           (800) 888-2260
(604) 689-4440